Accounts receivable	12 Months Ended
Dec. 31, 2014
Accounts receivable

4. Accounts receivable

An analysis of allowance for doubtful accounts for the years ended December 31, 2012, 2013 and 2014 was as follows:

	For the years ended December 31,
	2012	2013	2014
Balance at beginning of the year	$4,157,614	$4,127,947	$3,508,859
Charged to (Reduce from) expenses	1,064,477	(16,491)	(180,039)
Charges taken against allowance	(1,094,144)	(602,597)	(201,472)

Balance at end of the year	$4,127,947	$3,508,859	$3,127,348

In 2012, the Group made additional bad debt provision related to the transition of certain local delivery companies used to fulfill the direct sales orders to improve the successful goods delivery rate. In 2013 and 2014, the Group wrote off certain bad debt provision resulted from settlement agreed between the delivery companies.